EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Brown Jordan International, Inc. (the “Company”) for the period ended September 24, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Malone, President, Chief Executive Officer and Vice Chairman of the Board Of Directors of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2005	By:	/s/ James R. Malone
James R. Malone
President, Chief Executive Officer and Vice Chairman of the Board Of Directors